UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 21, 2017

Unit Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-9260	73-1283193
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8200 South Unit Drive, Tulsa, Oklahoma	74132
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (918) 493-7700

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Financial Information.

Item 2.02 Results of Operations and Financial Condition.

On February 23, 2017, the Company issued a press release announcing its financial results for the three and twelve month periods ending December 31, 2016. The Company is making reference to non-GAAP financial measures in the press release.  A reconciliation of these non-GAAP financial measures to the comparable GAAP financial measures is contained in the attached press release.

A copy of that release is furnished with this filing as Exhibit 99.1.

The information included in this report and in exhibit 99.1 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the Exchange Act), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in the filing.

The press release furnished as an exhibit to this report contains forward-looking statements within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. Those forward-looking statements are subject to certain risks and uncertainties, as disclosed by the Company from time to time in its filings with the Securities and Exchange Commission. As a result of these risks, the Company's actual results may differ materially from those indicated or implied by the forward-looking statements. Except as required by law, we disclaim any obligation to publicly update or revise forward looking statements after the date of this report to conform them to actual results.

Section 5 - Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory
Arrangements of Certain Officers.

On February 21, 2017, Mr. Brad Guidry, Executive Vice President of Unit Petroleum Company (“Unit Petroleum”), a wholly-owned subsidiary of the company, announced his plan to retire, effective March 31, 2017. The company expects that Mr. Frank Young, age 47, will, effective as of Mr. Guidry’s retirement, succeed Mr. Guidry as Executive Vice President of Unit Petroleum. Mr. Young joined Unit Petroleum in June 2007 as Vice President over the Central Division. Since 2012, Mr. Young has served as the Senior Vice President, Operations for Unit Petroleum. Before joining Unit Petroleum, Mr. Young worked for Anadarko Petroleum for 16 years where he served in various operating and leadership capacities. Mr. Young holds a Bachelor of Science degree in Petroleum Engineering from Texas Tech University and a Master of Business Administration degree from Texas A&M University.

There have been no transactions with the company, and there are currently no proposed transactions with the company, in which the amount involved exceeds $120,000 and in which Mr. Young had or will have a direct or indirect material interest within the meaning of Item 404(a) of Regulation S-K. No arrangement or understanding exists between Mr. Young and any other person under which Mr. Young was appointed an executive officer.

Section 9 - Financial Statements and Exhibits.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press release dated February 23, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Unit Corporation

Date: February 23, 2017	By:	/s/ David T. Merrill
David T. Merrill Senior Vice President, Chief Financial Officer, and Treasurer

EXHIBIT INDEX

Exhibit No.        Description

99.1	Press release dated February 23, 2017